Exhibit 99.1

Manufacturing Tour at Wuxi AppTec October 26, 2017 © 2017, Iovance Biotherapeutics

This presentation contains forward - looking statements reflecting management’s current beliefs and expectations . These forward looking statements can be identified with words such as “expects”, “plans”, “projects”, “potential”, “suggests”, “may”, or similar expressions . Such forward - looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to be materially different from any future results, performance or achievements expressed or implied by such statements . Forward - looking statements in this presentation include statements regarding ( i ) the success and timing of our product development activities and clinical trials, (ii) our ability, and the ability of our commercial partners, to manufacture, process and deliver our product candidates and to further improve on the manufacturing process, (iii) the size of the potential markets for our product candidates, (iv) our ability to develop next generation TIL and other more effective and efficient therapeutics, (v) our ability to maintain our collaborations and other relationships with third parties, including in particular with the National Cancer Institute/NIH, (vi) our ability to attract and retain key management and scientific personnel, (vii) our ability to obtain and maintain intellectual property protection for our product candidates, (viii) our ability to compete with other therapeutics that target the same indications as our product candidates, and (ix) our ability to achieve our manufacturing, clinical, regulatory, and other key milestones . For more detailed information about the risks and uncertainties that could cause actual results to differ materially from those implied by, or anticipated in, these forward - looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10 - K and subsequent updates that may be contained in the Company’s Quarterly Reports on Form 10 - Q and current reports on Form 8 - K on file with the SEC . Forward - looking statements speak only as to the date they are made . Except as required by law, the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward looking statements are made . This presentation does not constitute an offer to sell or buy securities, and no offer or sale will be made in any state or jurisdiction in which such offer or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . Forward - Looking Statements © 2017, Iovance Biotherapeutics 2

© 2017, Iovance Biotherapeutics Manufacturing Capacity in US and EU • Clinical and commercial manufacturing capabilities are in place in the US and EU ̶ WuXi established at multiple suites in US ̶ LonzaNL (formerly PharmaCell ) tech transfer in process in EU • All currently planned clinical studies can be supported with available capacity • We chose WuXi because additional capacity exists and our commercial capacity is fully scalable at this site ̶ 55,000 ft² ISO accredited facility operating under strict cGMP compliance ̶ Designed to meet US and EU requirements ̶ Continuous monitoring of equipment and environment ̶ Back up redundancy ̶ Produce multiple products and tumor type in suite at same time ̶ Expand to additional suites and/or utilize existing personnel to meet demand ̶ Separation of in - flow and out - flow of all materials 3

Manufacturing Capacity

Adequate Manufacturing Capacity and IP Rights

- Iovance's manufacturing process is centralized at the following CMO sites:
  - Lonza, Walkersville
  - Wuxi AppTec
  - Moffitt as CMO
  - LonzaNL (EU)
- Iovance developed the Gen 1 process through modification of the NCI's TIL manufacturing method. **Gen 2 and all manufacturing SOPs were developed by Iovance.**
- Iovance has certain IP rights relating to the method of manufacturing used by Polybiocept (PBC) and MDA

		IOVANCE BIOTHERAPEUTICS GENERATION		polybiocept	MD Anderson Cancer Center
#	INDICATIONS	1	2	IL-2, 15, 21	41BB
1	Melanoma	Lonza	Moffitt/Wuxi		
2	Cervical	Wuxi			
3	Head and Neck	Wuxi			
4	Pt Resistant Ovarian	Wuxi			MDA
5	Chondrosarcoma	Wuxi			MDA
6	Soft tissue sarcoma	Wuxi			MDA
7	Pancreatic ductal carcinoma				MDA
8	GBM			PBC	
9	Pancreatic			PBC	

Manufacturing IP rights

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© 2017, Iovance Biotherapeutics
IOVANCE BIOTHERAPEUTICS

Accomplishments and Upcoming Objectives

COMPLETED

- ✓ Development of a new manufacturing cycle from 5-6 weeks to under 3.5 weeks
- ✓ Complete tech transfer and ramp volumes at WuXi AppTec and H. Lee Moffitt Cancer Center and Research Institute
- ✓ Continue working with Lonza
- ✓ Expand capacity into additional CMOs
  - ✓ *LonzaNL (EU)*
- ✓ Continue efforts to reduce manufacturing cycle time and costs

ANTICIPATED

- Continuous improvement in process development:
  - Component Optimization
  - Staffing optimization
- Select Generation 1 or 2 process
- Additional data on alternative processes
- Establishment of TrakCel Integrated Scheduling Solution
- First clinical product manufactured in Europe in early 2018

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© 2017, Iovance Biotherapeutics
IOVANCE BIOTHERAPEUTICS

Iovance Manufacturing Process & Logistics

Gen 1 Duration: ~5-6 Weeks

Gen 2 Duration: ~3.5 Weeks Cryopreserved Product


Shipment
Excise tumor
IV infusion Post-Lymphodepletion + IL-2
GMP MANUFACTURING FACILITY
Dissect tumor into fragments
Expand TILs with IL-2
Co-culture TIL with feeder cells and OKT3
Expansion with IL-2
Prepare infusion bag
Shipment

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© 2017, Iovance Biotherapeutics

IOVANCE BIOTHERAPEUTICS

© 2017, Iovance Biotherapeutics WuXi US Clinical & Commercial Manufacturing Facility 7 Commercial Cell Therapy Center of Excellence Commerce Center 3 • 55,000ft 2 manufacturing site • Warehouse space • In - process QC testing • Compliant with US & EU regulations • Up to 8 - 10 large GMP manufacturing suites Clinical Cell Therapy Center of Excellence League Island Blvd 1 • 16,000ft 2 manufacturing area in 75,000 SF facility • Warehouse space • In - process and release QC testing • CBER & CDER registered • 15 small/medium GMP Manufacturing suites + 6 cell banking suites

© 2017, Iovance Biotherapeutics WuXi US Clinical & Commercial Manufacturing Facility 8 LI1 Production Facility • Satellite Warehouse • Central QC Lab CC3 Production Facility • Central Warehouse Manufacturing Facilities Inbound Supplies Tumor Receipt Samples to QC Lab (CC3 to LI 1) Final TIL Product • Separation of in - flow and out - flow of all materials

© 2017, Iovance Biotherapeutics Tumor Harvest & Shipment to Manufacturing • Once resected tumor is placed in a bottle with media and packaged in accordance with validated shipping procedures • Courier is notified days before scheduled pickup and arrives at site to receive package • In conjunction with couriers we employ next flight out strategies with commercial airlines and delivers tumor to CMO for processing • Built in redundancy with flights to ensure on - time delivery to manufacturing • Process will be automated with the TrakCel implementation capturing chain of custody to courier, uploading forms and alerting all parties on ETA at CMO 9

CC3: Inbound Tumor Receipt and Gowning © 2017, Iovance Biotherapeutics 10 • In - bound: • In - bound receipt area where tumor is received • Delivered by courier and verified by a unique site and patient number • Product is matched with WuXi lot number • Temperature data downloaded and product is delivered to manufacturing 1. Inbound Tumor Receipt 2. Gowning 3. Manufacturing 4. Cryopreservation • Gowning: • Process necessary to enter manufacturing facility • Ensure standard of cleanliness of a room depending on room classification • To protect the product being manufactured

CC3: Manufacturing and Final Packaging/Cryopreservation (Gen 2)

- 1. Inbound Tumor Receipt
- 2. Gowning
- 3. Manufacturing
- 4. Cryopreservation

- Manufacturing receives tumor
- Tumor is fragmented into approximately 3x3x3mm
- Placed into cell culture device with media
- Various media exchanges, transferred to larger cell culture devices, volume reduced and filled into final product bags

- Controlled rate freezing and LN2 storage area
- Courier notified to provide Cryoshipper in conjunction with manufacturing completion
- Prepare shipment utilizing validated procedures for cryofreezing product and loading into cassette racks and into Cryoshipper
- Real-time temperature monitor and GPS features



TIL bag placed in cassette



Cassette placed in Cryoshipper



Cryoshipper ready for pickup by courier

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© 2017, Iovance Biotherapeutics

IOVANCE BIOTHERAPEUTICS

© 2017, Iovance Biotherapeutics Gen 2 Manufacturing Process • 3.5 week cell expansion process with a cryopreserved product delivered to clinical sites for patient infusion • Robust, efficient and scalable process • Provides flexibility to manufacturing and clinical sites • Provides flexibility to sites for infusion schedules due to cryopreserved final product • Reduced COGS • Additional data on attributes of Gen 2 manufacturing to be presented at SITC 12

© 2017, Iovance Biotherapeutics TrakCel : Integrated Scheduling Solution • In September 2017, announced new partnership with TrakCel ̶ An automated process integrating scheduling, capacity and logistics throughout the supply chain ̶ Compliance – 21 CFR Chapter 21 compliant with electronic audit record. Maintains traceability through effective chain of identity and cus tody process ̶ Resource Optimization – Efficient management of internal and external resources which will streamline the scheduling process and enable scalability ̶ Improved Visibility – Provide real time visibility to selected stakeholders across the supply chain ̶ Improved Communications – Provide a tool to improve communication with collection centers /clinical sites and CMOs to improve service and confidence ̶ Customer - Friendly Experience – Simplifies and streamlines the experience for physicians and other third parties 13 Establish Courier Integrations – pick - up/drop off confirmations, time stamps, temperature data, location, excursions, etc.

Cell & Gene Therapy Manufacturing

Our Journey 2017 Global Platform 2017 16,000+ employees worldwide >5 million ft 2 existing & upcoming R&D space leading capability and technology platfor m 15

Our Platform Comprehensive R&D Enabling Capabilities Small Molecules Biologics Cell & Gene Therapies Medical Devices Molecular Testing and Genomics 16

Manufacturing Experience / Capabilities

Philadelphia Facilities Cell & Gene Therapy Manufacturing and Testing 2004 2015 55,000 SF - Manufacturing for Autologous / Allogeneic Cell Therapies 75,000 SF - QC Testing, PD, Cell Therapy Manufacturing 150,000 SF - CAR - T Cell Therapies and Gene Therapy Manufacturing 2004 2015 18

Manufacturing Team Cell Culture, PD and Tech Transfer Teams (~200 staff Q1 2017) ▪ Cross trained for Cell Banking and Cellular Therapeutics processing ▪ 7 days a week coverage ▪ Currently 2 shifts - Sun - Wed and Wed - Sat; with Manufacturing Supervisors Quality Assurance Team ▪ QA Raw Materials ▪ QA Manufacturing ▪ QA Validation Environmental Monitoring Team ▪ Facility, equipment, personnel monitoring Metrology Team ▪ Calibration, maintenance Facilities Team ▪ Facility Maintenance 19

Chain of Identity (COI) Meeting FDA Expectations ▪ Tracking of all products from the donor to the consignee or final disposition, and from consignee or final disposition to donor (21 CFR 1271.290(b)) ▪ Appropriate patient identifiers and procedures to prevent product mix - ups ▪ Procedures in place to ensure product segregation WuXi AppTec Program for COI 20

Facilities for CT Manufacturing FDA and EMA Expectations ▪ Establish adequate facility and equipment performance standards and monitoring plans ▪ Ensure aseptic environment for cell processing through design and monitoring* ▪ Use closed systems where possible ▪ Use disposable equipment and process aids ▪ Guidance for Industry: Sterile Drug Products Produced by Aseptic Processing -- Current Good Manufacturing Practice - 9/29/2004 WuXi AppTec 3 Commerce Center Keith Wonnacott, PhD, The Office of Cellular, Tissue, and Gene Therapies, U.S. FDA, Web Seminar Series, Cellular Therapy Products *Current European Union (EU) requirements for aseptic processing environments are more stringent than US FDA requirements – All New WuXi AppTec CFT/GT Manufacturing Facilities are designed to meet both US and EU requirements. 21

Process Development for Commercialization Early and Late Phase Development Program Pre - clinical PhI PhII PhIII Commercial Late Development Process Final Manufacturing Process Early Development Process Continuous Process Verification Process Improvement Process Validation Research Process • The development of a sustainable manufacturing process is a key aspect of preparing a product for marketing approval and commercialization, and consideration should be given at the earliest phases of development. • However, to provide rapid entry to the clinic, WuXi applies a two - tier development paradigm (EDP/LDP) to most advanced therapies. A single development cycle may be possible in some cases where program timelines allow. 22

Capabilities – Cell Therapies Established QC & Analytical Testing ▪ GMP Cell Banking & Characterization ▪ Viral Bank Safety & Characterization ▪ Raw Material Testing ▪ Extractables / Leachables Testing ▪ Lot Release / Stability Testing • Mycoplasma( PCR, Points To Consider, EP) • Sterility(USP, BacT Alert) • Endotoxin • Purity (Residuals – multiple methods) • Potency (cell - based and/or other functional assays) • Virus / Retrovirus testing (endogenous & adventitious agents) • Identity (Karyology, Flow Cytometry, qPCR for Expression) 23

Manufacturing Tour at WuXi AppTec October 26, 2017 © 2017, Iovance Biotherapeutics